THE PAKISTAN INVESTMENT FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs
CHAIRMAN OF THE BOARD OF DIRECTORS

Ronald E. Robison
PRESIDENT AND DIRECTOR

John D. Barrett II
DIRECTOR

Gerard E. Jones
DIRECTOR

Graham E. Jones
DIRECTOR

John A. Levin
DIRECTOR

Andrew McNally IV
DIRECTOR

William G. Morton, Jr.
DIRECTOR

Samuel T. Reeves
DIRECTOR

Fergus Reid
DIRECTOR

Frederick O. Robertshaw
DIRECTOR

Stefanie V. Chang
VICE PRESIDENT

Arthur J. Lev
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

U.S. INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

PAKISTAN INVESTMENT ADVISER
International Asset Management Company Limited
Nacon House
Maulana Din Mohammed Wafar Road
Karachi, Pakistan

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

FIRST QUARTER REPORT

MORGAN STANLEY INVESTMENT MANAGEMENT

THE PAKISTAN INVESTMENT FUND, INC.

March  31, 2001

LETTER TO SHAREHOLDERS

For the three months ended March 31, 2001, The Pakistan Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -8.72% compared to -16.01% for the IFC Global Pakistan Total Return Index (the "Index"). For the period from the Fund's commencement of operations on December 27, 1993 through March 31, 2001, the Fund had a total return, based on net asset value per share, of -75.96% compared to -67.76% for the Index. on March 31, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $2.80, representing a 4.4% discount to the Fund's net asset value per share.

MARKET OVERVIEW

While the sell-off from the foreign investors did not lead to significantly weaker prices, investors were fearful that weak holders were absorbing the shares. In addition, the power struggle between the Stock Exchange of Pakistan and the members of the Karachi Stock Exchange (KSE) also contributed to the weakness in the market. Finally, the impending implementation of the T+3 settlement system by the KSE in April 2001 further dampened sentiment.

Nine months into the current fiscal year, the government revised downwards several economic targets for fiscal year 2001, following a quarterly review by the International Monetary Fund (IMF). The official fiscal year 2001 GDP was lowered from 4.5% to 3.8%. This was brought about by the scarcity of irrigation water and low rainfall this year, plus a high base effect. Production of the five largest crops, which constituted 43% of agricultural production and 11% of GDP, fell by an estimated 8.7% in fiscal year 2001, leading to a 1.2% decline in agricultural production. The large-scale manufacturing sector index rose by 3.1% in the first half of fiscal 2001, compared to 7.8% in the first half of fiscal year 2000. The index was pulled down by a poor sugar crop, the delay in the sugar-crushing season, and an increase in cotton prices. While no data was available on the performance of the services sector, its close correlation to agricultural performance suggested that a slowdown was to be expected.

Tax collection figures released by the Central Bureau of Revenue for July 2000 to March 2001 indicate that tax revenues for the government are up 16% year-to-date. The tax-to-GDP ratio has also improved from 10.6% in fiscal year 1999 to 11.6% in fiscal year 2001. Despite this growth, the government revised downwards revenue targets twice during the year, as budgeted collections were unrealistically high.

Interest rates continued to climb with a 65 basis point increase in the 6-month T-bill rate in the month of March. The increase was in line with the government's agreement with the IMF to adopt a tighter monetary policy. The increase brought the 6-month T-bill to 11.6%, or a cumulative increase of 415 basis points over the past six months. Banks are likely to be pressurized to increase deposit rates in order to mobilize deposits.

OTHER DEVELOPMENTS

On May 16, 2000, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. For the three months ended March 31, 2001, there were no repurchases of Fund shares. From the inception of the program through March 31, 2001, the Fund has repurchased 1,172,500 of its shares at an average discount of 30.73% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

The Board of Directors of the Fund has unanimously recommended to liquidate and dissolve the Fund. The liquidation and dissolution of the Fund is subject to stockholder approval. The Plan of Liquidation and Dissolution will be submitted to stockholders at the annual meeting of stockholders on June 12, 2001. If approved by the stockholders, it is expected that the liquidation would be completed by the end of June 2001. Approximately 90% of the Fund's net assets have already been converted to U.S. cash or U.S. cash equivalents, and the Fund expects to convert its remaining net assets to U.S. cash or U.S. cash equivalents in the near future.

One final note, the cover of this quarterly report introduces the new look of the Fund's financial reports to shareholders. The semi-annual report to shareholders dated June 30, 2001 will present the new look throughout the report. We appreciate your continued support. If you have any questions or comments on the new look of the report, please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726.

Sincerely,

/s/ Ronald E. Robison

Ronald E. Robison
PRESIDENT AND DIRECTOR
April 2001

The Pakistan Investment Fund, Inc.
Investment Summary as of March 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

HISTORICAL                                         TOTAL RETURN (%)
INFORMATION              ------------------------------------------------------------------------
                           MARKET VALUE (1)        NET ASSET VALUE (2)           INDEX (3)
                         ---------------------    ---------------------    ----------------------
                                       AVERAGE                  AVERAGE                   AVERAGE
                         CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE     ANNUAL
                         ----------    -------    ----------    -------    ----------     -------
      Year to Date          21.08%         --       -8.72%          --      -16.01%           --
      One Year              -8.85       -8.85%     -35.18       -35.18      -44.86        -44.86%
      Five Year            -48.36      -12.38      -50.62       -13.16      -51.72        -13.55
      Since Inception*     -77.02      -18.34      -75.96       -17.82      -67.76        -14.44

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                             YEAR ENDED DECEMBER 31,                           THREE MONTHS
                                                                                                                  ENDED
                                                                                                                MARCH 31,
                                    1993*      1994        1995    1996    1997     1998     1999      2000        2001
                                   -------    -------    -------  ------  ------   ------   ------   ------    ------------
Net Asset Value Per Share          $14.03     $11.42     $ 6.57   $ 4.77  $ 6.01   $ 2.37   $ 3.41   $ 3.21      $ 2.93
Market Value Per Share             $15.50     $ 9.00     $ 5.25   $ 5.13  $ 4.88   $ 1.88   $ 2.44   $ 2.31      $ 2.80
Premium/(Discount)                   10.5%     -21.2%     -20.1%     7.5%  -18.8%   -20.7%   -28.4%   -28.0%       -4.4%
Income Dividends                     --       $ 0.03     $ 0.00#    --    $ 0.01   $ 0.16   $ 0.07   $ 0.09        --
Capital Gains Distributions          --        --        $ 0.00#    --     --       --       --       --           --
Fund Total Return (2)               -0.50%    -18.36%    -42.43%  -27.40%  26.32%  -57.25%   44.56%   -2.32%      -8.72%
Index Total Return (3)              N/A        -8.51%    -31.14%  -19.46%  26.13%  -55.88%   49.21%   -8.81%     -16.01%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The IFC Global Pakistan Total Return Index is an unmanaged index of common stocks.
*   The Fund commenced operations on December 27, 1993.
#   Amount is less than $0.01 per share.

   FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

INVESTMENTS (UNAUDITED)
MARCH 31, 2001

                                                                        VALUE
                                                          SHARES        (000)
COMMON STOCKS (8.8%)
(Unless otherwise noted)
CHEMICALS (0.6%)
   Engro Chemicals (Pakistan) Ltd.                       171,110  U.S.$   162
                                                                  -----------
ELECTRIC UTILITIES (0.0%)
   Hub Power Co., Ltd.                                     1,000           --@
                                                                  -----------
FOOD PRODUCTS (4.7%)
   Lever Brothers (Pakistan) Ltd.                        110,060        1,444
                                                                  -----------
OIL & GAS (3.5%)
   Shell (Pakistan) Ltd.                                 262,800        1,074
                                                                  -----------
TEXTILES & APPAREL (0.0%)
   Saif Textile Mills Ltd.                                   100           --@
                                                                  -----------
TOTAL COMMON STOCKS
    (Cost U.S.$4,247)                                                   2,680
                                                                  -----------
                                                            FACE
                                                          AMOUNT
                                                           (000)
SHORT-TERM INVESTMENTS (91.4%)
REPURCHASE AGREEMENT (0.7%)
   (a)Chase Securities, Inc., 4.90% dated   U.S.$            221          221
      03/30/01, due 04/02/01
                                                                  -----------
UNITED STATES TREASURY SECURITY (90.7%)
   Treasury Bill, 4.51%, 4/12/01                          27,750       27,712
                                                                  -----------
TOTAL SHORT-TERM INVESTMENTS
    (Cost U.S.$27,933)                                                 27,933
                                                                  -----------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (0.1%)
   Pakistani Rupee
    (Cost U.S.$30)                          PKR            1,797           30
                                                                  -----------
                                                          AMOUNT
                                                           (000)
TOTAL INVESTMENTS (100.3%)
        (Cost $32,210)                                            U.S.$30,643
                                                                  -----------
OTHER ASSETS AND LIABILITIES (-0.3%)
   Other Assets                             U.S.$            391
   Liabilities                                              (483)         (92)
                                                         -------  -----------
NET ASSETS (100%)
   Applicable to 10,432,292 issued and
     outstanding U.S.$0.01 par value shares
     (100,000,000 shares authorized)                              U.S.$30,551
                                                                  ===========
NET ASSET VALUE PER SHARE                                         U.S.$  2.93
                                                                  ===========

(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this schedule of investments. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

@ -- Value is less than U.S.$ 500.

March 31, 2001 exchange rate - Pakistani Rupee (PKR) 60.750= U.S.$ 1.00.